SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 3, 2002

ABAXIS, INC.

(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation or organization)	000-19720 (Commission File Number)	77-0213001 (I.R.S. Employer) Identification No.)

3240 Whipple Road, Union City, CA (Address of principal executive offices)	94587 (Zip Code)

Registrant’s telephone number, including area code: (510) 675-6500

______________________________________________

(Former name or address, if changes since last report)

Item 5. Other Events.
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 99.1

Item 5. Other Events.

         On September 4, 2002, Abaxis, Inc. issued a press release that is attached as Exhibit 99.1 hereto and is incorporated herein by reference in its entirety.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 4th day of September, 2002.

Abaxis, Inc.

	By:	/s/ Alberto Santa Ines

Alberto Santa Ines Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release Dated as of September 4, 2002.